Rule 497(e)
                                                            File Nos. 333-80205
                                                                      811-09381

                        PAYPAL MONEY MARKET RESERVE FUND

                   Supplement dated December 20, 2001 to the
        PayPal Money Market Reserve Fund Prospectus dated April 27, 2001

IMPORTANT NOTICE TO SHAREHOLDERS:

The change noted below has been made to the Fund, effective December 19, 2001.

As of December 19, 2001, PayPal Asset Management, Inc., the investment adviser to the Fund, has voluntarily increased its expense reduction by 140 basis points, resulting in a net annual expense ratio of 0.10%.

THE FOLLOWING TABLE REPLACES THE ONE FOUND ON PAGE 4:

FUND FEES AND EXPENSES

This table describes what you could expect to pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund's assets, which means you pay them indirectly. "Shareholder Fees" are one- time expenses charged to you directly by the Fund. "Operating Expenses" are paid out of Fund assets, so their effect is included in total return.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other
Distributions                                                              None
Redemption Fee (within 90 days of purchase)                                None
Maximum Account Fee                                                        None


ANNUAL FUND OPERATING EXPENSES/1 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees/2                                                         1.90%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                            0.00%
Total Annual Fund Operating Expenses                                      1.90%
Fee Waiver and Expense Reimbursement/3                                    0.40%
Net Operating Expenses/4                                                  1.50%

1       The  cost  reflects  the  expenses  at  both  the  Fund  and the Master
Portfolio levels.
2       Management  fees  include  a fee equal to 0.10% of the daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. Management fees also include a "unified" fee equal to 1.80% payable by the Fund to PayPal Asset Management, Inc., the Fund's investment adviser (the "Adviser"). Under the investment advisory contract, the Adviser provides, or arranges to be provided to the Fund, administration, transfer agency, pricing, custodial, auditing, and legal services, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any) and extraordinary expenses.
3       The  fee  waiver  for  the  Fund  is made pursuant to a written expense limitation and reimbursement agreement, which is in effect for an initial term of one year, during which it can be terminated only by the Board. If neither the Board nor the Adviser terminates the agreement at the end of the year, it will be renewed thereafter automatically for successive one-year terms on an annual basis.
4       Net  operating expenses  are currently voluntarily limited to an annual rate of 0.10%.